Harbor Osmosis Emerging Markets Resource Efficient ETF
Harbor Osmosis International Resource Efficient ETF
Supplement dated April 2, 2026 to the Prospectus, dated March 1, 2026

Effective April 2, 2026 (the “Effective Date”), Dr. Fadi Zaher will serve as a portfolio manager for Harbor Osmosis Emerging Markets Resource Efficient ETF and Harbor Osmosis International Resource Efficient ETF (the “Funds”), each a series of Harbor ETF Trust.

The following is added to the “Fund Summary - Portfolio Managers” section of the Funds' Prospectus as of the Effective Date:
Dr. Fadi Zaher, Chief Investment Officer and Portfolio Manager at Osmosis Investment Management US LLC, has managed the Fund since 2026.

As of the Effective Date, the applicable table in “The Subadvisors - Portfolio Management” section of the Funds' Prospectus is replaced with the following:

Osmosis Investment Management US LLC
Osmosis Investment Management US LLC (“Osmosis”), located at 36-38 Botolph Lane, London, United Kingdom EC3R 8DE, serves as Subadvisor to Harbor Osmosis Emerging Markets Resource Efficient ETF and Harbor Osmosis International Resource Efficient ETF. The portfolio managers are primarily responsible for the day-to-day portfolio management for each aforementioned Fund.
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Alex Stephen
Mr. Stephen serves as a Portfolio Manager for the Fund. Mr. Stephen spent eight years in Australia working with Redpoint Investment
Management and Antares Equities. Prior to that, Mr. Stephen worked for eight years as a portfolio manager at Legal & General Investment
Management (LGIM), managing several index portfolios. Mr. Stephen has been with Osmosis since 2019.

Fadi Zaher
Dr. Zaher serves as a Portfolio Manager for the Fund, and is the
Chief Investment Officer of Osmosis. Dr. Zaher has over 20 years of experience in index, asset allocation, and factor-based investing, including leadership roles at RMS Capital, Barclays Wealth &
Investment Management, Kleinwort Benson Bank, and the European
Central Bank. Prior to joining Osmosis he led the Index Solutions team at LGIM, and has served as a senior lecturer at Lund University and Imperial College London. Dr. Zaher has been with Osmosis since 2026.

Investors Should Retain This Supplement For Future Reference
S0426.P.ETF